UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

___________
Date of Report:
January 19, 2011
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MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 19, 2011, Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), MHR ExchangeCo Corporation, a newly-formed corporation existing under the laws of the Province of Alberta and an indirect wholly owned subsidiary of the Company (“ExchangeCo”), and NuLoch Resources Inc., a corporation existing under the laws of the Province of Alberta (“NuLoch”), entered into an Arrangement Agreement, dated as of January 19, 2011 (the “Arrangement Agreement”), pursuant to which the Company through ExchangeCo will acquire all of the issued and outstanding equity of NuLoch.  The proposed transaction will involve an exchange of NuLoch’s Class A common shares (the “NuLoch Shares”) to the Company for shares of the Company’s common stock (the “MHR Shares”) and exchangeable shares of ExchangeCo (the “Exchangeable Shares”), as described below.  The proposed transaction will be implemented by way of the plan of arrangement attached as Exhibit B to the Arrangement Agreement (the “Plan of Arrangement”) and is subject to court approval under Alberta law.

Pursuant to the Arrangement Agreement and Plan of Arrangement, holders of NuLoch Shares who are residents of Canada will receive, at the holder’s election, (1) a number of Exchangeable Shares equal to the number of NuLoch Shares so exchanged multiplied by the Exchange Ratio (as defined below), (2) a number of MHR Shares equal to the number of NuLoch Shares so exchanged multiplied by the Exchange Ratio, or (3) a combination of Exchangeable Shares and MHR Shares as described in clauses (1) and (2) above.  Holders of NuLoch Shares who are non-Canadian residents will receive a number of MHR Shares equal to the number of NuLoch Shares so exchanged multiplied by the Exchange Ratio.  The Exchange Ratio of 0.3304, was calculated based on an agreed to value of CAD $2.50 per NuLoch Share which was divided by the volume weighted average price of the Company’s common stock for the seven-day period ending on (and including) the date immediately prior to the date the Arrangement Agreement was executed, or $7.63 per share (as adjusted to account for applicable currency exchange rates).  The Exchange Ratio will not be adjusted for any subsequent changes in market prices of the MHR Shares or NuLoch Shares prior to the closing of the proposed transaction.  The Exchangeable Shares will be exchangeable into MHR Shares (on a share-for-share basis) and will carry voting and divided/distribution rights which are designed to put holders of the Exchangeable Shares in the same functional and economic position as holders of MHR Shares.  Any Exchangeable Shares not previously exchanged will be automatically exchanged for MHR Shares on the date that is the one year anniversary of the closing date of the proposed transaction, subject to applicable law, unless the Company exchanges them earlier upon the occurrence of certain events.

The closing of the proposed transaction (the “Closing”) is subject to various conditions, including, among others: (1) the approval of NuLoch’s shareholders and NuLoch optionholders with respect to the adoption of the Plan of Arrangement (the “NuLoch Securityholder Approval”), (2) the approval of the Company’s stockholders with respect to the issuance of MHR Shares (including the issuance of MHR Shares upon exchange of the Exchangeable Shares) as consideration for the proposed transaction (the “Company Stockholder Approval”), in accordance with the rules of the New York Stock Exchange (the “NYSE”), (3) the approval of the Court of Queen’s Bench of Alberta (the “Court”), (4) holders of not more than five percent of the outstanding NuLoch Shares and NuLoch stock options exercising rights of dissent in respect to the Plan of Agreement, (5) the Closing occurring on or before May 31, 2011, (6) the MHR Shares (including the MHR Shares issuable upon exchange of the Exchangeable Shares) issued as consideration are authorized for listing on the NYSE and are generally freely tradeable without further registration under applicable securities laws of the U.S. and Canada, subject, with respect to the MHR Shares issuable upon exchange of the Exchangeable Shares, to the effectiveness of a registration statement on Form S-3 covering such exchange (the “Registration Statement”), (7) the fairness opinion of NuLoch’s financial advisor has not been amended or rescinded, and (8) other conditions customary for a transaction of this nature.  The Closing is currently expected to occur in the second quarter of 2011.

The Arrangement Agreement includes customary representations, warranties and covenants by the parties, including, among other things, a “non-solicitation” covenant that restricts NuLoch’s ability to solicit third party proposals relating to alternative transactions or to provide information or enter into discussions in connection with alternative transactions, subject to certain limited exceptions to permit NuLoch’s Board of Directors to comply with its fiduciary duties.  The Arrangement Agreement also contains a covenant that the Company will use all reasonable best efforts to file the Registration Statement with the Securities and Exchange Commission (the “SEC”) in order to register the MHR Shares issuable upon exchange of the Exchangeable Shares, cause such Registration Statement to become effective, and maintain its effectiveness for so long as any Exchangeable Shares remain outstanding.

The Arrangement Agreement contains certain termination rights for both the Company and NuLoch, including if a governmental entity denies granting a requisite regulatory approval or takes action prohibiting the proposed transaction, the Closing has not occurred on or before May 31, 2011, the NuLoch Securityholder Approval is not obtained or the Company Stockholder Approval is not obtained.  In addition, the Company may terminate the Arrangement Agreement if (1) the NuLoch Board of Directors changes its recommendation that the NuLoch Securityholders approve the proposed transaction, which could result from an “Intervening Event” or “Superior Proposal” (both as defined in the Arrangement Agreement), (2) an acquisition proposal is made to NuLoch or its shareholders and the NuLoch Securityholder Approval is not obtained, (3) NuLoch recommends or enters into a Superior Proposal (as defined in the Arrangement Agreement), or (4) NuLoch breaches its non-solicitation covenant.  NuLoch may terminate the Arrangement Agreement if it has received a Superior Proposal; provided, that it has complied with the required terms and conditions with respect to such proposal, which include, among other things, providing the Company with notice of and the right to match such Superior Proposal.

Pursuant to the Arrangement Agreement, the Company will be entitled to a termination fee of U.S. $10 million if the Arrangement Agreement is terminated upon certain specified events, including (1) NuLoch recommends or accepts a Superior Proposal, (2) the NuLoch Board of Directors changes its recommendation that the NuLoch Securityholders approve the proposed transaction, (3) an acquisition proposal is made to NuLoch or its shareholders, the NuLoch Securityholder Approval is not obtained, and either (i) such acquisition proposal, or any other acquisition proposal that is announced prior to termination, is consummated within 12 months of the date of the first acquisition proposal or (ii) any other acquisition proposal that is announced after termination is consummated by September 30, 2011, or (4) NuLoch breaches and fails to cure its non-solicitation covenant.  In addition, if the NuLoch Securityholder Approval has not been obtained and none of the termination circumstances listed above exist, in the event of the termination of the Arrangement Agreement, NuLoch will be required to pay the Company its reasonable expenses incurred with respect to the proposed transaction, subject to a cap of U.S. $3 million.  If the Company Stockholder Approval has not been obtained and none of the termination circumstances listed above exist, in the event of the termination of the Arrangement Agreement, the Company will be required to pay NuLoch its reasonable expenses incurred with respect to the proposed transaction, subject to a cap of U.S. $3 million.

Concurrently, and in connection with entering into the Arrangement Agreement, the Company and certain securityholders of NuLoch entered into support agreements, in substantially the form attached as Exhibit A to the Arrangement Agreement (collectively, the “Support Agreements”), pursuant to which, subject to the conditions set forth therein, such securityholders have agreed to, among other things, vote all securities of NuLoch beneficially owned by them, as well as any additional securities which they may acquire or own, in favor of the proposed transaction described above and all matters related thereto.  In addition, such securityholders have agreed to substantially similar non-solicitation restrictions as those imposed upon NuLoch pursuant to the Arrangement Agreement.  The Support Agreements can be terminated by the securityholder if the consideration payable to the securityholder is reduced or changed or if the Arrangement Agreement is terminated.  Support Agreements were signed by all directors, executive officers and certain employees of NuLoch.  In addition, certain institutional shareholders of NuLoch signed a support agreement that differs in form from the Support Agreement primarily in that the agreement is also terminable by the shareholder in the event NuLoch receives a Superior Proposal that is not matched by the Company within 3 business days of the Company’s receipt of notice of the Superior Proposal.

The foregoing descriptions of the Arrangement Agreement, Plan of Arrangement and Support Agreements do not purport to be complete and are qualified in their entirety by reference to the Arrangement Agreement, including the Form of Support Agreement and Plan of Arrangement as Exhibits A and B, respectively, thereto, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Current Report on Form 8-K, the Company has agreed in the Arrangement Agreement that, if the Plan of Arrangement becomes effective and its acquisition of the outstanding NuLoch Shares is thereby completed, the Company will issue MHR Shares and Exchangeable Shares to NuLoch shareholders, as consideration for all of the outstanding NuLoch Shares, as described above.

Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), exempts from the registration requirements under the Securities Act the issuance and exchange of securities which have been approved, after a hearing upon the fairness of the terms and conditions on which all persons to whom it is proposed the securities will be issued shall have the right to appear, by any court expressly authorized by law to grant such approval.  Under the Agreement, NuLoch will submit the Plan of Arrangement to the Court for an interim order permitting notice to all persons to which the MHR Shares and Exchangeable Shares, as applicable, will potentially be issuable.  Following the requisite approval by the NuLoch shareholders and a hearing at which such persons will have the right to appear, NuLoch will seek a final order from the Court as to the fairness of the Plan of Arrangement.  Such final order is a condition to the consummation of the Plan of Arrangement and the issuance of the MHR Shares and the Exchangeable Shares, as applicable.  The Company therefore anticipates that, if the Plan of Arrangement becomes effective under the terms and conditions described in the Arrangement Agreement (including the receipt of such final order from the Court), the issuance of the MHR Shares and Exchangeable Share, as applicable, to the NuLoch shareholders will be exempt from the registration requirements under the Securities Act pursuant to Section 3(a)(10) thereof.

Item 7.01.  Regulation FD Disclosure.

On January 18, 2011, the Company issued a press release announcing the Company’s estimated total proved reserves at year-end 2010.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall each be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties.  Forward-looking statements are based on information available to management at the time, and such forward-looking statements involve judgments.  Such forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; the benefits of such transaction and its impact on the Company’s business; and any statements of assumptions underlying any of the foregoing.  In addition, if and when the proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and NuLoch.  Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will,” and similar terms and expressions.  These forward-looking statements are made based on expectations and beliefs concerning future events affecting the Company and are subject to various risks, uncertainties and other factors relating to its operations and business environment, all of which are difficult to predict and many of which are beyond management’s control, that could cause actual results to differ materially from estimated results expressed in or implied by these forward-looking statements.  Such risks and uncertainties include, but are not limited to, the risk to both companies that the proposed transaction will not be consummated; failure to satisfy any of the conditions to the proposed transaction, such as the inability to obtain the requisite approvals of NuLoch’s shareholders, the Company’s shareholders and the Court of Queen’s Bench of Alberta with respect to the proposed transaction; adverse effects on the market prices of the companies’ common stock and on operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; negative effects of announcement or consummation of the proposed transaction on the market price of the companies’ common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies following the proposed transaction; and other factors, all of which are described more fully in the Company’s filings with the SEC.  Forward-looking statements made in this Current Report on Form 8-K, or elsewhere, speak only as of the date on which the statements were made.  New risks and uncertainties arise from time to time, and it is impossible for management to predict these events or how they may affect the Company or anticipated results.  All forward-looking statements are qualified in their entirety by this cautionary statement.  In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this Current Report on Form 8-K may not occur.  The Company has no duty or obligation to, and does not intend to, update or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except as may be required by law.  Readers are cautioned not to place undue reliance on forward-looking statements.

Additional Information

In connection with the proposed transaction, the Company will file a preliminary proxy statement and definitive proxy statement with the SEC.  The information contained in the preliminary filing will not be complete and may be changed.  STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

The definitive proxy statement will be mailed to the Company’s stockholders seeking their approval of the issuance of the MHR Shares (including the MHR Shares issuable upon exchange of the Exchangeable Shares) as consideration for the proposed transaction.  The Company’s stockholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to: Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor Relations.  In addition, the preliminary proxy statement, definitive proxy statement and other relevant materials filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov or stockholders may access copies of such documentation filed with the SEC by the Company by visiting the Investors section of the Company’s website at www.magnumhunterresources.com.

Participants in the Solicitation

The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation is available in the proxy statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on September 3, 2010.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  The MHR Shares and Exchangeable Shares to be issued in the proposed transaction in exchange for NuLoch Shares have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Company intends to issue such shares pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act.  The Arrangement Agreement contemplates that the issuance of the MHR Shares upon exchange of the Exchangeable Shares will be registered under the Securities Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Arrangement Agreement, dated as of January 19, 2011, by and among Magnum Hunter Resources Corporation, MHR ExchangeCo Corporation and NuLoch Resources Inc.*
99.1	Press Release of Magnum Hunter Resources Corporation Regarding Year-End Reserves dated January 18, 2011

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Arrangement Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: January 25, 2011	/s/ Ronald D. Ormand
Ronald D. Ormand,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Arrangement Agreement, dated as of January 19, 2011, by and among Magnum Hunter Resources Corporation, MHR ExchangeCo Corporation and NuLoch Resources Inc.
99.1	Press Release of Magnum Hunter Resources Corporation Regarding Year-End Reserves dated January 18, 2011

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Arrangement Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.